SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

-------------------------------------------------------------------------------

                  STATE STREET RESEARCH PORTFOLIOS, INC.
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:

         ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

[Graphic: State Street Research logo]


                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2690
             -------------------------------------------------------

                       NOTICE OF ADJOURNED SPECIAL MEETING
                                 OF SHAREHOLDERS
                        To Be Held on September 22, 1999
             -------------------------------------------------------

     An Adjourned Special Meeting of Shareholders of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), will be held at the offices of State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), One Financial Center, Boston, Massachusetts 02111 on Wednesday, September 22, 1999 at 4:00 p.m. local time (the "Meeting") for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Fund (subject to certain of its liabilities) to State Street Research International Equity Fund, a series of State Street Research Financial Trust (the "Acquiring Fund") in exchange for Class A, Class B(1), Class B, Class C and Class S shares of the Acquiring Fund, the distribution of such shares to shareholders of the Fund and the subsequent liquidation of the Fund.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The close of business on June 28, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any further adjournments thereof. The number of shares issued and outstanding as of the record date was as follows: Class A, 1,667,056; Class B, 1,661,421; Class B(1) 130,411; Class C, 1,111,601; and Class S, 161,109.

     This September 22, 1999 session is an adjournment of the Special Meeting of Shareholders originally scheduled for May 14, 1999.

     The agenda for the adjourned Meeting only includes Proposal 1 as set forth above and in the Proxy Statement for the original meeting. Proposal 1 relates to the reorganization of the Fund. All the other proposals described in the Proxy Statement have been approved.

     The original meeting has been adjourned to allow more time to obtain votes on Proposal 1, which requires a larger number of votes than required and received to approve the other proposals.

--------------------------------------------------------------------------------
      For Shareholders and Savings Plan Participants Who Have Already Voted
                                                              -------------
--------------------------------------------------------------------------------

     No further action is required if you have already voted the shares you were entitled to vote previously. In that case, there is no Proxy Statement or proxy form enclosed for voting, and this Notice is provided merely for your information to keep you apprised of the adjournment.

--------------------------------------------------------------------------------
             For Shareholders and Savings Plan Participants Who Have
                         Shares That Have Not Been Voted
                                          --------------
--------------------------------------------------------------------------------

     If you have shares that have not been voted, a proxy form is enclosed. We need your vote on Proposal 1.

                             ----------------------

     A copy of the Proxy Statement for the original shareholder meeting held on May 14, 1999 is enclosed. The Proxy Statement contains a complete explanation of Proposal 1. Only Proposal 1 is now being considered; all the other proposals have been approved.

     Vote by phone
     -------------

     You may vote by telephone

     o Through fully automated touch-tone voting or
     o Verbally, with a telephone representative.

     If telephone voting is available for your account, toll-free telephone numbers are printed on the enclosed proxy form. You may vote by touch-tone phone 7 days a week, 24 hours a day. Or, if you wish to vote verbally with a telephone representative, please call the appropriate toll-free number Monday through Friday between the hours of 9 a.m. and 6 p.m. Eastern time.

     Vote by mail
     ------------

     Mark your vote on the enclosed proxy form, sign it, and return it in the postage paid return envelope provided.

     You may receive a call from State Street Research asking you to vote if you have not done so. If you receive a call, you may give your vote at that moment, if you wish, so you may want to keep the Proxy Statement handy for reference.

     Please take time to vote now so your Fund can take action on remaining Proposal 1. Thank you.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 3 AND 4 OF THE PROXY STATEMENT FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Directors
                                          FRANCIS J. McNAMARA, III
                                          Secretary

July 14, 1999
Date of Notice of Adjourned Meeting

                                                                   IE-028G-0799A

[Graphic: State Street Research logo]


                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2690
             -------------------------------------------------------

                       NOTICE OF ADJOURNED SPECIAL MEETING
                                 OF SHAREHOLDERS
                        To Be Held on September 22, 1999
             -------------------------------------------------------

     An Adjourned Special Meeting of Shareholders of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), will be held at the offices of State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), One Financial Center, Boston, Massachusetts 02111 on Wednesday, September 22, 1999 at 4:00 p.m. local time (the "Meeting") for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Fund (subject to certain of its liabilities) to State Street Research International Equity Fund, a series of State Street Research Financial Trust (the "Acquiring Fund") in exchange for Class A, Class B(1), Class B, Class C and Class S shares of the Acquiring Fund, the distribution of such shares to shareholders of the Fund and the subsequent liquidation of the Fund.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The close of business on June 28, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any further adjournments thereof. The number of shares issued and outstanding as of the record date was as follows: Class A, 1,667,056; Class B, 1,661,421; Class B(1) 130,411; Class C, 1,111,601; and Class S, 161,109.

     This September 22, 1999 session is an adjournment of the Special Meeting of Shareholders originally scheduled for May 14, 1999.

     The agenda for the adjourned Meeting only includes Proposal 1 as set forth above and in the Proxy Statement for the original meeting. Proposal 1 relates to the reorganization of the Fund. All the other proposals described in the Proxy Statement have been approved.

     The original meeting has been adjourned to allow more time to obtain votes on Proposal 1, which requires a larger number of votes than required and received to approve the other proposals.

--------------------------------------------------------------------------------
      For Shareholders and Savings Plan Participants Who Have Already Voted
                                                              -------------
--------------------------------------------------------------------------------

     No further action is required regarding the shares you have already voted. Another proxy form is enclosed to cover the additional shares acquired since the prior solicitation. Please vote them, too. See below.

--------------------------------------------------------------------------------
             For Shareholders and Savings Plan Participants Who Have
                         Shares That Have Not Been Voted
                                          --------------
--------------------------------------------------------------------------------

     If you have shares that have not been voted, a proxy form is enclosed. We need your vote on Proposal 1. Your vote will also cover additional shares acquired since the prior solicitation.

                             ----------------------

     A copy of the Proxy Statement for the original shareholder meeting held on May 14, 1999 is enclosed. The Proxy Statement contains a complete explanation of Proposal 1. Only Proposal 1 is now being considered; all the other proposals have been approved.

     Vote by phone
     -------------

     You may vote by telephone

     o Through fully automated touch-tone voting or
     o Verbally, with a telephone representative.

     If telephone voting is available for your account, toll-free telephone numbers are printed on the enclosed proxy form. You may vote by touch-tone phone 7 days a week, 24 hours a day. Or, if you wish to vote verbally with a telephone representative, please call the appropriate toll-free number Monday through Friday between the hours of 9 a.m. and 6 p.m. Eastern time.

     Vote by mail
     ------------

     Mark your vote on the enclosed proxy form, sign it, and return it in the postage paid return envelope provided.

     You may receive a call from State Street Research asking you to vote if you have not done so. If you receive a call, you may give your vote at that moment, if you wish, so you may want to keep the Proxy Statement handy for reference.

     Please take time to vote now so your Fund can take action on remaining Proposal 1. Thank you.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 3 AND 4 OF THE PROXY STATEMENT FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Directors
                                          FRANCIS J. McNAMARA, III
                                          Secretary

July 14, 1999
Date of Notice of Adjourned Meeting

                                                                   IE-028G-0799B

[Graphic: State Street Research logo]


                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2690
             -------------------------------------------------------

                       NOTICE OF ADJOURNED SPECIAL MEETING
                                 OF SHAREHOLDERS
                        To Be Held on September 22, 1999
             -------------------------------------------------------

     An Adjourned Special Meeting of Shareholders of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), will be held at the offices of State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), One Financial Center, Boston, Massachusetts 02111 on Wednesday, September 22, 1999 at 4:00 p.m. local time (the "Meeting") for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Fund (subject to certain of its liabilities) to State Street Research International Equity Fund, a series of State Street Research Financial Trust (the "Acquiring Fund") in exchange for Class A, Class B(1), Class B, Class C and Class S shares of the Acquiring Fund, the distribution of such shares to shareholders of the Fund and the subsequent liquidation of the Fund.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The close of business on June 28, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any further adjournments thereof. The number of shares issued and outstanding as of the record date was as follows: Class A, 1,667,056; Class B, 1,661,421; Class B(1) 130,411; Class C, 1,111,601; and Class S, 161,109.

     This September 22, 1999 session is an adjournment of the Special Meeting of Shareholders originally scheduled for May 14, 1999.

     The agenda for the adjourned Meeting only includes Proposal 1 as set forth above and in the Proxy Statement for the original meeting. Proposal 1 relates to the reorganization of the Fund. All the other proposals described in the Proxy Statement have been approved.

     The original meeting has been adjourned to allow more time to obtain votes on Proposal 1, which requires a larger number of votes than required and received to approve the other proposals.

     A copy of the Proxy Statement for the original shareholder meeting held on May 14, 1999 is enclosed. The Proxy Statement contains a complete explanation of Proposal 1. Only Proposal 1 is now being considered; all the other proposals have been approved.

     Vote by phone
     -------------

     You may vote by telephone

     o Through fully automated touch-tone voting or
     o Verbally, with a telephone representative.

     If telephone voting is available for your account, toll-free telephone numbers are printed on the enclosed proxy form. You may vote by touch-tone phone 7 days a week, 24 hours a day. Or, if you wish to vote verbally with a telephone representative, please call the appropriate toll-free number Monday through Friday between the hours of 9 a.m. and 6 p.m. Eastern time.

     Vote by mail
     ------------

     Mark your vote on the enclosed proxy form, sign it, and return it in the postage paid return envelope provided.

     You may receive a call from State Street Research asking you to vote. If you receive a call, you may give your vote at that moment, if you wish, so you may want to keep the Proxy Statement handy for reference.

     Please take time to vote now so your Fund can take action on remaining Proposal 1. Thank you.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 3 AND 4 OF THE PROXY STATEMENT FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Directors
                                          FRANCIS J. McNAMARA, III
                                          Secretary

July 14, 1999
Date of Notice of Adjourned Meeting
                                                                   IE-028G-0799C

For Faster, More Convenient Voting
Use the Phone

Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697

Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944

     Control Number:

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND



              Special Meeting of Shareholders - September 22, 1999

         The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above Fund indicated on this proxy, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m. on September 22, 1999, or at any adjournments thereof, on the item described on the other side of this form, as set forth in the Notice of Adjourned Special Meeting of Shareholders dated July 14, 1999 and the accompanying Proxy Statement dated February 22, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.





         IF NOT VOTING BY PHONE, IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.


         DATE: ____________________________, 1999


         NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.


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|                                                                              |
--------------------------------------------------------------------------------





-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            CONTINUED ON REVERSE SIDE
-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------
                     PLEASE DETACH AND RETURN BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                   Please vote by filling in the boxes below.


         If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote FOR the proposal.


1. To approve an Agreement and Plan of Reorganization and Liquidation between the Fund and State Street Research International Equity
        Fund, a newly-created series of State Street Research Financial Trust.

              [ ] For           [ ] Against           [ ] Abstain




                                               I PLAN TO ATTEND
                                               THE MEETING      YES [ ]  NO [ ]



                          PLEASE SIGN ON REVERSE SIDE

                            PROPOSED TELEPHONE SCRIPT
                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                   Adjourned Special Meeting of Shareholders
                                 September 22, 1999


THIS IS [NAME OF CALLER]_________________________________ CALLING ON BEHALF OF YOUR STATE STREET RESEARCH INTERNATIONAL EQUITY FUND.


MR/MRS. ______________________________ AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY AND PROXY STATEMENT HAVE JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD LIKE TO TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT , MR/MRS. ___________________ ONLY PROPOSAL NUMBER ONE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER ONE RELATES TO THE REORGANIZATION OF THE FUND. WOULD YOU LIKE TO VOTE TO APPROVE A PLAN TO REORGANIZE THE FUND INTO A NEW SERIES OF STATE STREET RESEARCH FINANCIAL TRUST, AS DESCRIBED IN THE PROXY STATEMENT?

THANK YOU FOR VOTING YOUR PROXY. THERE IS NO NEED TO RETURN YOUR PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

[IF THE SHAREHOLDER DECLINES TO VOTE]

THANK YOU FOR YOUR TIME AND HAVE A GOOD DAY.